                                                                    EXHIBIT 99.2



                      STAN LEE MEDIA, INC. AND SUBSIDIARY
                         (a development stage company)

                Unaudited Pro Forma Consolidated Balance Sheet

                                                        June 30, 2000
-------------------------------------------------------------------------------------------------------------------
                                                      Stan Lee         Conan        Pro Forma            Pro Forma
                                                       Media         Properties     Adjustments        Consolidated
-------------------------------------------------------------------------------------------------------------------
Assets

Current assets
   Cash and cash equivalents                           $    149,109   $ 22,767         (22,767) (a)      $    149,109
   Accounts receivable, net of $32,922 allowance            260,986        --                                 260,986
   Inventory                                                 11,883        --                                  11,883
   Prepaid expenses and other current assets                116,140        --                                 116,140
---------------------------------------------------------------------------------------------------------------------
Total current assets                                        538,118     22,767         (22,767)               538,118

Property and equipment, net (Note 3)                      1,735,168        --                               1,735,168

Other assets
   Production costs                                       1,086,186        --                               1,086,186
   Debt offering costs                                          --         --                                     --

   Licensing rights (net of $25,650
   and $5,989 of accumulated amortization)                  155,718      2,000       3,786,151  (a)         3,943,869
   Trademarks                                               189,921        --                                 189,921
   Deposits                                                 132,131        --                                 132,131
---------------------------------------------------------------------------------------------------------------------
Total other assets                                        1,563,956      2,000       3,786,151              5,352,107
---------------------------------------------------------------------------------------------------------------------
                                                       $  3,837,242   $ 24,767       3,763,384           $  7,625,393
---------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities
   Accounts payable and accrued liabilities            $    976,128   $    --                            $    976,128
   Obligations under capital leases,
   current portion (Note 5)                                 103,585        --                                 103,585
   Notes payable (Note 4)                                 2,555,000        --                               2,555,000
   Due to Arthur M. Lieberman                                   --      20,000         (20,000) (a)               --
   Loans from shareholders                                      --      83,280         (83,280) (a)               --
---------------------------------------------------------------------------------------------------------------------
Total current liabilities                                 3,634,713    103,280        (103,280)             3,634,713
---------------------------------------------------------------------------------------------------------------------

Convertible Promissory Note (Note 4)                      2,500,000        --                               2,500,000
Obligations under capital leases,
long-term portion (Note 5)                                  317,698        --                                 317,698
Commitments (Note 5)

Shareholders' equity (Note 1 and 6)
   Series A Convertible Preferred stock,
   par value $0.001, authorized 1,500,000
   issued and outstanding 714,286 and none;
   liquidation preference of $7 per share                 5,000,002        --                               5,000,002

   Common stock, par value $0.001, authorized
   100,000,000 issued and outstanding                        11,972      2,000             409  (a)
   11,971,694 and 8,500,000                                                             (2,000) (a)            12,381
   Additional paid-in capital                            13,205,479        --        3,787,742  (a)        16,993,221

   Deficit accumulated during
   the development stage                                (20,832,622)       --                             (20,832,622)
   Deficit in net assets acquired                               --     (80,513)         80,513  (a)               --
---------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                               (2,615,169)   (78,513)      3,866,764              1,172,982
---------------------------------------------------------------------------------------------------------------------
                                                        $ 3,837,242     24,767       3,703,384              7,625,393
---------------------------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

                      STAN LEE MEDIA, INC. AND SUBSIDIARY
                         (a development stage company)


           Unaudited Pro Forma Consolidated Statement of Operations

                     For the year ended December 31, 1999

------------------------------------------------------------------------------------------
                                                              Pro Forma
                                   Stan Lee       Conan      Adjustments
                                     Media     Properties    -----------        Pro Forma
------------------------------------------------------------------------------------------
Revenues                       $    30,605     $      --                         30,605
  Royalties                             --        35,239                         35,239
  Interest                              --           161                            161
------------------------------------------------------------------------------------------

Total Revenues                      30,605        35,400                         66,005
------------------------------------------------------------------------------------------

Operating Expenses:
  Cost of Revenue                    1,275            --                          1,275
  Developmental costs            1,142,378            --                      1,142,378
  General and Administrative     6,900,577        47,071      378,615 (b)     7,326,263
------------------------------------------------------------------------------------------

Total operating expenses         8,044,230        47,071      378,615         8,469,916
------------------------------------------------------------------------------------------

Operating Loss                  (8,013,265)      (11,671)    (378,615)       (8,403,911)
------------------------------------------------------------------------------------------

Net Interest Expense               (81,640)           --                        (81,640)
------------------------------------------------------------------------------------------

Net Loss                        (8,095,265)      (11,671)    (378,615)       (8,485,551)
------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

                      STAN LEE MEDIA, INC. AND SUBSIDIARY
                         (a development stage company)

           Unaudited Pro Forma Consolidated Statement of Operations

                    For the six months ended June 30, 2000

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Pro Forma
                                                                                Adjustments
                                            Stan Lee              Conan
                                              Media             Properties                                    Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Revenues
     Comic book sales                   $     256,121        $       --                                         256,121
     Webisode licenses                        463,360                --                                         463,360
     Other sales                               26,878                --                                          26,878
     Royalties                                    --             43,712                                          43,712
     Interest                                     --                356                                             356
-------------------------------------------------------------------------------------------------------------------------------
Total Revenues                                746,359            44,068                                         790,427
-------------------------------------------------------------------------------------------------------------------------------

Operating Expenses:
     Cost of comic books                       58,904                --                                          58,904
     Cost of webisodes                        814,856                --                                         814,856
     Cost of other sales                       59,790                --                                          59,790
     Development costs                      2,735,804                --                                       2,735,804
     General and Administrative             9,405,729           129,550                 189,308  (b)          9,724,587
-------------------------------------------------------------------------------------------------------------------------------
Total operating expenses                   13,075,083           129,550                 189,308              13,393,941
-------------------------------------------------------------------------------------------------------------------------------
Operating Loss                          $ (12,328,724)        $ (85,482)               (189,308)            (12,603,514)
Net interest expense                         (201,493)              --                                         (201,493)
-------------------------------------------------------------------------------------------------------------------------------
Net Loss                                $ (12,530,217)        $ (85,482)               (189,308)            (12,805,007)
-------------------------------------------------------------------------------------------------------------------------------
Basic and diluted net loss per share            (1.06)                                                            (1.05)

Weighted average number of shares
Used in computing basic and diluted
Net loss per share                         11,801,147                                   409,037              12,210,184
-------------------------------------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

             Notes to Pro Forma Consolidated Financial Statements

     On September 11, 2000, Stan Lee Media Inc. (the "Company") acquired all of the rights to the intellectual property known as Conan the Barbarian through its acquisition of all of the outstanding stock of Conan Properties, Inc. in exchange for 409,037 shares of the Company's common stock, no par value, calculated by dividing an aggregate purchase price of $4.3 million by $10.5125, the average of the Company's closing stock price on the Nasdaq Stock Market for the 30-day period preceding August 30, 2000. The Company also issued five-year warrants to purchase an additional 20,000 shares of common stock at $10.5125 per share. For financial statement presentation the stock was valued at $9.00 per share, the closing price as listed on NASDAQ on the date of acquisition.

     The Company will account for the acquisition using the purchase method of accounting with the assets acquired and liabilities assumed recorded at fair value, and the results of Conan Properties, Inc. included in the Company's consolidated financial statements from the date of acquisition. Pursuant to the terms of the agreement, the sellers are entitled to certain price protection and volume protection provisions during the first 21 months following the acquisition. In addition, the sellers have certain registration rights relating to the shares of the Company's common stock acquired hereunder.

     The accompanying unaudited pro forma condensed consolidated financial statements illustrate the effects of the acquisition on the Company's financial position and results of operations. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 is based on the historical balance sheets of the Company and Conan Properties, Inc. as of that date and assumes the acquisition took place on the date. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1999 and the six month period ended June 30, 2000 are based on the historical statements of operations of the Company and Conan Properties, Inc. for these periods. The unaudited pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 1999.

     The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

     Additionally the unaudited pro forma consolidated financial statements are not necessarily indicative of the results which would have been obtained had the acquisition occurred as of an earlier date or of future results.

     The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Conan Properties, Inc.

NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

(a) To record allocation of purchase price to license rights and to eliminate amounts not acquired or assumed.


Loan from shareholder             $     83,280
Due to Arthur Lieberman                 20,000
Common Stock                             2,000
License Rights                       3,786,151
Common Stock                              (409)
Additional Paid in Capital          (3,787,742)
Cash                                   (22,767)
Deficit                                (80,513)
                                  ------------
                                  $         --
                                  ============


Value of consideration given:

                                               Shares           Value
                                               ------           -----
    Common Stock                              409,037        $ 3,681,333
    Warrants to purchase common stock          20,000            106,818
                                                             -----------
    Total consideration                                        3,788,151
    Net tangible assets acquired                                     -0-
                                                             -----------
    Value assigned to license right                          $ 3,788,151
                                                             ===========

NOTE B - The pro forma adjustments to the condensed consolidated statements of operations are as follows:


(b) To record amortization of license rights acquired assuming a ten year amortization period: